SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2010

ELLINGTON FINANCIAL LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Avenue Old

Greenwich, CT 06870

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (203) 698-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 10, 2010, the Company issued a press release announcing that its Board of Directors has declared a quarterly dividend of $0.80 per common share for the third quarter of 2010. The dividend will be paid on December 15, 2010 to shareholders of record on December 1, 2010. A copy of the press release is furnished herewith as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith this Current Report on Form 8-K.

99.1	Press Release dated November 10, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELLINGTON FINANCIAL LLC (Registrant)

Date: November 12, 2010	By:	/S/ LAURENCE PENN
Laurence Penn
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated November 10, 2010.